Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Leslie Abi-Karam

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ Leslie Abi-Karam
Leslie Abi-Karam

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Glynis A. Bryan

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ Glynis A. Bryan
Glynis A. Bryan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jerry W. Burris

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ Jerry W. Burris
Jerry W. Burris

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carl Anthony (John) Davidson

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ Carl Anthony (John) Davidson
Carl Anthony (John) Davidson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

T. Michael Glenn

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ T. Michael Glenn
T. Michael Glenn

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Charles A. Haggerty

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ Charles A. Haggerty
Charles A. Haggerty

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David H. Y. Ho

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ David H. Y. Ho
David H. Y. Ho

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David A. Jones

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ David A. Jones
David A. Jones

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ronald L. Merriman

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ Ronald L. Merriman
Ronald L. Merriman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William T. Monahan

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair Ltd. (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $1,873,026,000 aggregate principal amount of unsecured senior debt securities issued by the Company in five series pursuant to the private placements of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 25th day of February, 2013.

/s/ William T. Monahan
William T. Monahan